Other commitments and contingencies, concentrations and factors that may affect future operations	12 Months Ended
Mar. 31, 2015
Other commitments and contingencies, concentrations and factors that may affect future operations

23. Other commitments and contingencies, concentrations and factors that may affect future operations:

Commitments

Commitments outstanding as of March 31, 2015 for the purchase of property, plant and equipment, other assets and services totaled ¥325,555 million.

Guarantees

Toyota enters into contracts with Toyota dealers to guarantee customers’ payments of their installment payables that arise from installment contracts between customers and Toyota dealers, as and when requested by Toyota dealers. Guarantee periods are set to match maturity of installment payments, and as of March 31, 2015, range from 1 month to 35 years; however, they are generally shorter than the useful lives of products sold. Toyota is required to execute its guarantee primarily when customers are unable to make required payments.

The maximum potential amount of future payments as of March 31, 2015 is ¥2,238,185 million. Liabilities for guarantees totaling ¥6,531 million have been provided as of March 31, 2015. Under these guarantee contracts, Toyota is entitled to recover any amount paid by Toyota from the customers whose original obligations Toyota has guaranteed.

Legal proceedings

From time-to-time, Toyota issues vehicle recalls and takes other safety measures including safety campaigns relating to its vehicles. In 2009 and 2010, Toyota issued safety campaigns related to the risk of floor mat entrapment of accelerator pedals and vehicle recalls related to slow-to-return or sticky accelerator pedals. Following some of these recalls and other safety measures, a large number of putative class actions and individual lawsuits were brought against Toyota, alleging that certain Toyota, Lexus and Scion vehicles contained defects that led to unintended acceleration. The class actions and individual lawsuits related to economic loss were resolved by a settlement which was approved by the United States District Court for the Central District of California in July 2013, and the settlement of those claims is final.

There were also several government investigations related to unintended acceleration. The last of these to be resolved was the investigation initiated by the U.S. Attorney for the Southern District of New York in February 2010. In March 2014, Toyota announced that it entered into a deferred prosecution agreement (“DPA”) with the U.S. Attorney’s Office to resolve its investigation. The DPA provided for a $1.2 billion payment to the U.S. government, and Toyota recorded a $1.2 billion charge against earnings in fiscal 2014. Pursuant to the DPA, an independent monitor was appointed to review and assess policies and procedures relating to Toyota’s safety communications process, its process for sharing vehicle accident information internally and its process for preparing and sharing certain technical reports.

In 2010, there was a recall related to the software program that controls the antilock braking system in certain models including the Prius, which led to putative class action lawsuits on behalf of owners of recalled vehicles and owners of vehicles which were not recalled. These cases were consolidated into two actions, one in the United States District Court for the Central District of California and one in the Los Angeles County Superior Court. In January 2013, the United States District Court for the Central District of California denied the plaintiff’s motion for class certification and granted summary judgment in Toyota’s favor resolving the claims related to the recalled vehicles, and in July 2013, the United States District Court for the Central District of California denied the plaintiff’s motion for class certification and granted summary judgment in Toyota’s favor regarding the claims related to the non-recalled vehicles. Proceedings involving the recalled vehicles in both courts have concluded. The ruling of the United States District Court for the Central District of California related to the non-recalled vehicles has been appealed.

Product liability personal injury claims related to the floor mat entrapment of accelerator pedals and slow-to-return or sticky accelerator pedal cases are pending in several consolidated cases in federal and state courts, as well as in individual cases in various other states. The judges in the consolidated federal action and the consolidated California state action have approved an Intensive Settlement Process (“ISP”) for such claims in those actions. Under the ISP, all individual claims within the consolidated actions are stayed pending completion of a process to assess whether they can be resolved on terms acceptable to the parties. Cases not resolved after completion of the ISP will then proceed to discovery and toward trial. Toyota has offered the ISP process to plaintiffs in other consolidated actions and in individual cases, as well.

Toyota has been named as a defendant in 27 economic loss class action lawsuits, which have been consolidated for pretrial purposes in the United States District Court for the Southern District of Florida, arising out of allegations that Takata airbags installed in Toyota vehicles are defective. These lawsuits are at a very early stage.

Toyota also has various other legal actions, other governmental proceedings and other claims pending against it, including other product liability claims in the United States.

Beyond the amounts accrued with respect to all aforementioned matters, Toyota is unable to estimate a range of reasonably possible loss, if any, for the pending legal matters because (i) many of the proceedings are in evidence gathering stages, (ii) significant factual issues need to be resolved, (iii) the legal theory or nature of the claims is unclear, (iv) the outcome of future motions or appeals is unknown and/or (v) the outcomes of other matters of these types vary widely and do not appear sufficiently similar to offer meaningful guidance. Based upon information currently available to Toyota, however, Toyota believes that its losses from these matters, if any, beyond the amounts accrued, would not have a material adverse effect on Toyota’s financial position, results of operations or cash flows.

Toyota purchases materials that are equivalent to approximately 10% of material costs from a supplier which is an affiliated company.

The parent company has a concentration of labor supply in employees working under collective bargaining agreements and a substantial portion of these employees are working under the agreement that will expire on December 31, 2017.